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                                                                   Exhibit 99.1

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                            (Depositor or Purchaser)

                                      and

                CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

                                    (Seller)

                  -------------------------------------------

                        MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of June 11, 1998

                  -------------------------------------------



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                               TABLE OF CONTENTS

                                                                           PAGE

1.  TRANSACTIONS ON OR PRIOR TO THE CLOSING DATE.............................1

2.  CLOSING DATE ACTIONS.....................................................1

3.  CONVEYANCE OF MORTGAGE LOANS.............................................2

4.  DEPOSITOR'S CONDITIONS TO CLOSING........................................5

5.  SELLER'S CONDITIONS TO CLOSING...........................................7

6.  REPRESENTATIONS AND WARRANTIES OF SELLER.................................7

7.  CURE AND REPURCHASE OBLIGATIONS OF SELLER................................9

7A. ADDITIONAL OBLIGATIONS OF THE SELLER....................................10

8.  REPRESENTATIONS AND WARRANTIES OF DEPOSITOR.............................11

9.  SURVIVAL OF CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS...........12

10. ACCOUNTANT'S LETTERS....................................................12

11. EXPENSES; RECORDING COSTS...............................................12

12. NOTICES.................................................................12

13. EXAMINATION OF MORTGAGE FILES...........................................12

14. SUCCESSORS..............................................................12

15. GOVERNING LAW...........................................................13

16. SEVERABILITY............................................................13

17. FURTHER ASSURANCES......................................................13

18. COUNTERPARTS............................................................13

19. TREATMENT AS SECURITY AGREEMENT.........................................13

20. RECORDATION OF AGREEMENT................................................15


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

                               TABLE OF CONTENTS

                                                                     PAGE


1.  TRANSACTIONS ON OR PRIOR TO THE CLOSING DATE......................1

2.  CLOSING DATE ACTIONS..............................................1

3.  CONVEYANCE OF MORTGAGE LOANS......................................2

4.  DEPOSITOR'S CONDITIONS TO CLOSING.................................5

5.  SELLER'S CONDITIONS TO CLOSING....................................7

6.  REPRESENTATIONS AND WARRANTIES OF SELLER..........................7

7.  CURE AND REPURCHASE OBLIGATIONS OF SELLER.........................8

8.  REPRESENTATIONS AND WARRANTIES OF DEPOSITOR.......................9

9.  SURVIVAL OF CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS....10

10. ACCOUNTANT'S LETTERS.............................................11

11. EXPENSES; RECORDING COSTS........................................11

12. NOTICES..........................................................11

13. EXAMINATION OF MORTGAGE FILES....................................11

14. SUCCESSORS.......................................................11

15. GOVERNING LAW....................................................12

16. SEVERABILITY.....................................................12

17. FURTHER ASSURANCES...............................................12

18. COUNTERPARTS.....................................................12

19. TREATMENT AS SECURITY AGREEMENT..................................12

20. RECORDATION OF AGREEMENT.........................................13







Schedule I   Schedule of Transaction Terms
Schedule II  Mortgage Loan Schedule
Schedule III Mortgage Loans Constituting Mortgage Groups
Schedule IV  Mortgage Loans with Lost Mortgage Notes
Schedule V  Exceptions to Seller's Representations and Warranties

Exhibit A    Representations and Warranties of Seller regarding the Mortgage
             Loans
Exhibit B    Form of Lost Mortgage Note Affidavit
Exhibit C    Form of Assignment of Mortgage(s) and Assignment of Assignment of
             Lessor's Interests in Leases, Rents and Profits
Exhibit D    Form of Seller's In-House Counsel Opinion


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                        MORTGAGE LOAN PURCHASE AGREEMENT

                  This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 11, 1998, is made by and between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("Seller") and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor" or the "Purchaser").

                                    RECITALS

                  I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement.

                  II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the Mortgage Loans and the Ritz-Carlton REMIC Asset identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. Depositor has agreed to deposit the Mortgage Loans and other assets into the Trust Fund created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                   AGREEMENT

                  NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

                  1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date hereof, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to State Street Bank and Trust Company, as custodian (in such capacity, the "Custodian") or as trustee (in such capacity the "Trustee"), against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Custodian. As of the date hereof and as of the Closing Date, the Mortgage Loans and the related Mortgage Files and the Ritz-Carlton REMIC Asset shall comply in all material respects with the representations and warranties set forth in Exhibit A.

                  2. Closing Date Actions. The sale of the Mortgage Loans and the Ritz-Carlton REMIC Asset shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans and the Ritz-Carlton REMIC Asset into the Trust Fund, the issuance of the Certificates and the sale of (a) the Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchasers pursuant to the Certificate Purchase Agreement. The closing shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:


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                  (i) Seller shall sell to Depositor, and Depositor shall
     purchase from Seller, the Mortgage Loans and the Ritz-Carlton REMIC Asset pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price (as defined herein) shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to 105.27% of the aggregate outstanding principal balance of the Mortgage Loans, after giving effect to any scheduled monthly payments due on or prior to the Cut-off Date, plus accrued interest at the weighted average Mortgage Rate from the Cut-off Date to but not including the Closing Date.

                  (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

                  (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchasers, and the Initial Purchasers shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

                  (iv) The Underwriters will offer the Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchasers will privately place certain classes of the Certificates.

                  3. Conveyance of Mortgage Loans. Upon the sale of the Mortgage Loans on the Closing Date, Seller, for and in consideration of the Mortgage
Loan Purchase Price, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, does hereby bargain, sell, convey, assign and transfer, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in and to each of the Mortgage Loans and the Ritz-Carlton REMIC Asset identified on the Mortgage Loan Schedule and all property of Seller described in Section 19 of this Agreement. On or prior to the Closing Date, each Mortgage File and, in the case of the Ritz-Carlton
REMIC Asset, the Certificate representing such Ritz-Carlton REMIC Asset, has been delivered by Seller to the Custodian. Each Mortgage File (other than the Mortgage File relating to the Ritz-Carlton REMIC Asset) shall contain the following documents:

                  (a) the original Mortgage Note, or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note" affidavit substantially in the form of Exhibit B hereto and a true and complete copy of the Mortgage Note, bearing, or accompanied by, all prior and intervening endorsements or assignments thereof showing a complete chain of endorsement or assignment from the Originator of the related Mortgage Loan to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of State Street Bank and Trust Company, as trustee for the registered Holders of Credit Suisse First Boston Mortgage


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     Securities Corp. Commercial Mortgage Pass-Through Certificates, Series
     1998-C1, without recourse, representation or warranty, express or implied";

                  (b) a duplicate original Mortgage (or a certified copy thereof from the applicable recording office) and originals (or certified copies from the applicable recording office) of any intervening assignments thereof showing a complete chain of assignment from the Originator of the related Mortgage Loan to Seller, in each case with evidence of recording indicated thereon;

                  (c) an original (or a true and complete copy if the original has been sent by the Seller for recordation) Assignment of Mortgage substantially in the form of Exhibit C hereto, in recordable form, from Seller to State Street Bank and Trust Company, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1998-C1;

                  (d) an original Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form;

                  (e) an original (or a true and complete copy if the original has been sent by the Seller for recordation) of any related assignment of Assignment of Leases (if such item is a document separate from the Mortgage) substantially in the form of Exhibit C hereto and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the related Mortgage Loan to Seller, in each case with evidence of recording thereon;

                  (f) an original or a true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the related Mortgage Loan to Seller;

                  (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), in recordable form, executed by Seller in favor of State Street Bank and Trust Company, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1998-C1;

                  (h) originals or true and complete copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the related Mortgage or Mortgage Note or any related security document have been modified or the related Mortgage Loan has been assumed;

                  (i) the original lender's title insurance policy or a copy thereof effective as of the date of the recordation of the related Mortgage Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the related Mortgage as a first lien on the Mortgagor's fee or leasehold, as applicable, interest in the Mortgaged Property (subject to the matters set forth in paragraph (xi) of Exhibit A hereto), or if the policy has not yet been issued, a written


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     commitment or interim binder, dated as of the date the related Mortgage
     Loan was funded;

                  (j) the original or a true and complete copy of any guaranty of the obligations of the Mortgagor under the related Mortgage Loan;

                  (k) all UCC Financing Statements and continuation statements or copies thereof sufficient to perfect (and maintain the perfection of) the security interest held by the Originator of the related Mortgage Loan (and each assignee prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property (in each case with evidence of filing thereon), and to transfer such security interest to the Trustee;

                  (l) the original power of attorney (with evidence of recording thereon) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

                  (m) with respect to any debt of a Borrower permitted under the related Mortgage Loan, a subordination agreement, standstill agreement or other intercreditor agreement relating to such other debt, if any;

                  (n) if any related Lock-Box Agreement or Cash Collateral Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-2 or UCC-3 financing statements assigning such security interest to the Trustee on behalf of the Certificateholders);

                  (o) any Loan Agreement; and

                  (p) any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver an original recorded counterpart of any of the documents required to be delivered pursuant to clauses (b), (d), (f), (h), (k) and (l) above with evidence of recording or filing thereon concurrently with the execution and delivery hereof, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation, Seller shall deliver, or cause to be delivered, to the Custodian a duplicate original or true copy of such document certified by the applicable public recording or filing office to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing.

                  The Mortgage File relating to the Ritz-Carlton REMIC Asset shall contain the documents set forth in the trust agreement dated as of June 11, 1998, pursuant to which the Ritz-Carlton REMIC Asset was issued.


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                  Upon discovery of any Defect (as defined herein) or omission in the deliveries of any of the items in this Section 3 with respect to any Mortgage Loan, Seller shall promptly deliver or cause to be delivered to the Custodian a correct and complete document or instrument meeting the requirements of such item, but in no event shall any such delivery be made later than 90 days following Seller's receipt of notice of such discovery; provided, however, that if such Defect or omission would cause such Mortgage Loan to be other than a "qualified mortgage" under Section 860G(a)(3) of the Code, Seller shall cure such Defect or omission within 90 days of discovery.

                  Notwithstanding the foregoing, in the event that Seller cannot deliver to the Custodian any UCC-2 or UCC-3 assignment with the filing information of the UCC-1 financing statement being assigned, solely because of a delay caused by the public filing office where such UCC-1 financing statement has been delivered for filing, Seller shall deliver or cause to be delivered to the Custodian a photocopy of such UCC-2 or UCC-3 assignment with the filing information left blank. Seller, promptly upon receipt of the applicable filing information of the UCC-1 financing statement being so assigned, shall deliver to the Custodian the original UCC-2 or UCC-3 assignment with all appropriate filing information set forth thereon.

                  The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans and the Ritz-Carlton REMIC Asset, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

                  Upon the sale of the Mortgage Loans and the Ritz-Carlton REMIC Asset from Seller to Depositor pursuant hereto, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan and the Ritz-Carlton REMIC Asset prepared by or which come into the possession of Seller as seller of the Mortgage Loans and the Ritz-Carlton REMIC Asset hereunder, exclusive in each case of documents prepared by Seller or any of its affiliates solely for internal uses, shall immediately vest in Depositor and shall be forwarded by Seller to the Custodian by overnight mail for next-day delivery and retained and maintained, in trust, by the Custodian at the will of Depositor, in such custodial capacity only. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days of Seller's receipt thereof to the Servicer via wire transfer for deposit by the Servicer into the Collection Account.

                  4. Depositor's Conditions to Closing. The obligations of Depositor under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement shall be true and correct in all material respects


                                       5
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     as of the date hereof and as of the Closing Date; and no event shall have occurred with respect to Seller or any of the Mortgage Loans or the Ritz-Carlton REMIC Asset and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

                  (b) Depositor, or if directed by Depositor, the Custodian or Depositor's attorneys, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:


                    (i) the Mortgage Files, which shall have been delivered to and held by the Custodian on behalf of Seller;

                    (ii) the Mortgage Loan Schedule;

                    (iii) an officer's certificate of Seller, dated as of the Closing Date, with certified copies of the charter, by-laws, and a certificate of good standing dated as of a recent date of Seller;

                    (iv) an opinion of Seller's in-house counsel, dated the Closing Date, in substantially the same form as Exhibit D attached hereto.

                    Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made herein, and on certificates or other documents furnished by officers of Seller.

                    In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the Limited Liability Company Act of the State of Delaware and the laws of the State of New York and the United States and shall not be required to express any opinion with respect to the registration or qualification of the Certificates under any applicable state or federal securities laws.

                    Such counsel shall state that, although such counsel has not specifically considered the possible applicability to Seller of any other laws, regulations, judgments, orders or decrees, no facts have been disclosed to such counsel that cause such counsel to conclude that any other consent, approval or action is required;

                    (v) an opinion of Orrick, Herrington & Sutcliffe, LLP, special counsel to Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as Depositor may approve):

                    Assuming the due authorization, execution and delivery of this Agreement by Seller, this Agreement constitutes a valid and binding agreement of Seller, enforceable against Seller in


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



                    accordance with its terms, except to the extent that enforcement hereof may be limited by (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect and (y) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                    Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, Seller.

                    In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the laws of the State of New York and the United States to the extent specifically referred to; and

                    (vi) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request.

                    5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

                  (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:


                    (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                    (ii) such other certificates of its officers or others and such other documents, including an opinion of counsel to Depositor and to the Trustee, to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

                    6. Representations and Warranties of Seller.

                    (a) Seller represents and warrants to Depositor as of the date hereof as follows:

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


                    (i) Seller is duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

                    (ii) Neither the execution and delivery by Seller of this Agreement, nor the compliance by Seller with the provisions hereof, nor the consummation by Seller of transactions contemplated by this Agreement will (I) conflict with or result in a breach of, or constitute a default or result in the acceleration of any obligations under, the certificate of formation or operating agreement of Seller or, after giving effect to the consents or the taking of the actions contemplated by clause (II) of this subparagraph (ii), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Seller or its properties or any of the provisions of any material indenture or mortgage or any other material contract or instrument to which Seller is a party or by which it or any of its properties is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument (other than pursuant to this Agreement) or (II) require the consent of or notice to, or any filing with, any person, entity or governmental body, which has not been obtained or made by Seller, except where, in any of the instances contemplated by clause (I) above or this clause (II), the failure to do so will not have a material adverse effect on any transactions relating to the sale of the Mortgage Loans by Seller.

                    (iii) The execution and delivery by Seller of this Agreement, and the consummation of transactions contemplated by this Agreement on the terms set forth herein, have been duly authorized by all necessary limited liability company action on the part of Seller and are within the limited liability company power of Seller, and this Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding instrument, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

                    (iv) No consent, approval, authorization or order of, registration or filing with, or notice to any federal, state or local governmental authority or court that has not been obtained, made or given is required in connection with the execution, delivery and performance of this Agreement by Seller.

                    (v) Except as set forth on Schedule V hereto, the representations and warranties contained in Exhibit A hereto are true and correct in all material respects as of the date hereof.

                  7. Cure and Repurchase Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and the Ritz-Carlton REMIC Asset and shall continue in full force and effect, subject to Section 14 of this Agreement, notwithstanding any restrictive or qualified endorsement on the mortgage notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans and the Ritz-Carlton REMIC Asset or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of any initial transferee of the Mortgage Loans and the Ritz-Carlton REMIC Asset from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates.

                  Upon discovery of any Defect, as defined herein, in a Mortgage File, Depositor or its assignee shall promptly notify Seller in writing of such Defect and request that Seller cure such Defect within 90 days from the date Seller was notified of such Defect; provided, however, that if such Defect would cause such Mortgage Loan to be other than a "qualified mortgage" under Section 860G(a)(3) of the Code, then such cure shall be within 90 days of discovery of such Defect. A document in the Mortgage File shall be deemed to have a "Defect" if (a) any document required to be included in the Mortgage File is not in the possession of the Custodian, on behalf of the Trustee, within the time required to be delivered pursuant to this Agreement or
(b) such document has not been properly executed or is otherwise defective on its face; provided, however, that a document shall not be deemed to have a Defect if such Defect is caused by the failure by Depositor to execute such document after having been directed by Seller to execute such document. If Seller does not correct or cure such Defect within such period, Seller shall purchase such Mortgage Loan or the Ritz-Carlton REMIC Asset from the Trust Fund at the Purchase Price pursuant to Section 2.03 of the Pooling and Servicing Agreement.

                  Within 90 days of the receipt of written notice by Seller of a breach (a "Breach") of any of the representations, warranties or covenants of Seller with respect to the Mortgage Loans or the Ritz-Carlton REMIC Asset set forth in Exhibit A to this Agreement (or, if such Breach would cause the Mortgage Loan to be other than a "qualified mortgage" under Section 860G(a)(3) of the Code, within 90 days of discovery of the Breach) which materially and adversely affects either (i) the interests of Depositor or the Certificateholders in the related Mortgage Loan or the Ritz-Carlton REMIC Asset or (ii) the value of the related Mortgage Loan, Seller shall cure such Breach and, if Seller does not correct or cure such Breach within such period, or if such Breach cannot be so cured, then Seller shall purchase the affected Mortgage Loan or the Ritz-Carlton REMIC Asset at the Purchase Price pursuant to
Section 2.03 of the Pooling and Servicing Agreement. If Seller is required to repurchase any Mortgage Loan that is part of a Mortgage Group (as defined herein), Seller shall also be required to repurchase the remaining Mortgage Loans in such Mortgage Group. For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on
Schedule III to this Agreement.

                  The Purchase Price for any repurchased Mortgage Loan or the Ritz-Carlton REMIC Asset shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or its assignee, and Depositor or its assignee, upon receipt of such funds, shall promptly release the related Mortgage File or cause it to be released, to Seller and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in Seller title to any Mortgage Loan or the Ritz-Carlton REMIC Asset released pursuant hereto. The Depositor or the Servicer, as applicable, shall deliver to Seller an officer's certificate setting forth the calculation of the Purchase Price.

                  7A. Additional Obligations of the Seller.

                  (a) With respect to each Servicer Remittance Date, if any, on which the Servicer makes a Yield Protection Payment Advance pursuant to
     Section 4.03(g) of the Pooling and Servicing Agreement, the Seller shall reimburse the Servicer for such Yield Protection Payment Advance, in immediately available funds wired to the account specified by the Servicer in a written notice to the Seller, specifying the amount of such Yield Protection Payment Advance and the Loan with respect to which it was made.

                  (b) With respect to the Ritz-Carlton REMIC Asset, the Seller shall indemnify the Trustee on behalf of the Certificateholders, as assignee of this Agreement, for any and all withholding taxes imposed on the Trust Fund by the Mexican Government on account of payments on the Ritz-Carlton REMIC Asset, but only to the extent that such withholding taxes are in excess of the payment obligation of the Ritz-Carlton Borrower with respect thereto under the related Note.

                  (c) The obligations of Credit Suisse First Boston as Guarantor of the Seller's obligation to repurchase Mortgage Loans pursuant to Section 7 of this Agreement shall not be transferred except to an affiliate:

                    (i) having a long-term debt rating with Moody's Investors Service, Inc., Standard & Poor's Rating Service, and Fitch IBCA, both before and after giving effect to such transfer, at least equal to that of the Guarantor immediately prior to such transfer; and

                    (ii) having net assets equal to at least fifty percent (50%) of the net assets of the Guarantor as shown on the most recent annual, semi-annual or quarterly balance sheet of the Guarantor immediately prior to such transfer.

                    8. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

                    (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

                    (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized, executed and delivered by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument (other than pursuant to the Pooling and Servicing Agreement) or (ii) require the consent of or notice to, or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

                    (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

                    (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

                  9. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 11 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

                  10. Accountant's Letters. On or before the Closing Date, E&Y Kenneth Leventhal Real Estate Group will have reviewed the characteristics of the Mortgage Loans
                                      11
described in (a) the Mortgage Loan Schedule attached hereto and set forth as an exhibit to the Pooling and Servicing Agreement and (b) the computer disk prepared by Seller and provided to Depositor and will compare those characteristics to, and ensure their agreement with (i) the description of the Mortgage Loans and the Ritz-Carlton REMIC Asset contained in the Prospectus Supplement and the Memorandum, respectively; (ii) original documentation and files of Seller maintained with respect to each Mortgage Loan; and (iii) if applicable, information with respect to such Mortgage Loans contained in the report on Form 8-K to be filed by Depositor with the Commission in connection with the offering of the Certificates. Seller will cooperate with Depositor and E&Y Kenneth Leventhal Real Estate Group in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in this Section 10 and to deliver the letters required of them under the Underwriting Agreement and the Certificate Purchase Agreement.

                  11. Expenses; Recording Costs. Seller agrees to pay to Depositor or its designee all recording and filing fees incurred in connection with the recording or filing of the documents listed in Section 3 of this Agreement.

                  12. Notices. All communications hereunder will be in writing, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Eleven Madison Avenue, 5th Floor, New York, New York 10010,
Attention: Allan J. Baum, Telecopy No.: (212) 325-8162; and (b) if sent to Seller, will be mailed, delivered or telecopied to it at Eleven Madison
Avenue, New York, New York 10010, Attention: President, Telecopy No.: (212) 325-8160.

                  13. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

                  14. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated June 18, 1998 among Seller, Paine Webber Real Estate Securities, Inc., Depositor and the Underwriters, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchasers and any person or persons who control Depositor, the Underwriters and the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 9 of this Agreement, may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor because of such ownership.

                  15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

                  16. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

                  17. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other parties may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                  18. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

                  19. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and the Ritz-Carlton REMIC Asset by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans and the Ritz-Carlton REMIC Asset by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and the Ritz-Carlton REMIC Asset by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans and the Ritz-Carlton REMIC Asset are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and the Ritz-Carlton REMIC Asset, then:

                  (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

                  (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                    (i) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans and the Ritz-Carlton REMIC Asset, including the related Mortgage Notes, Mortgages and title, hazard and primary mortgage insurance policies identified on the Mortgage

       Loan Schedule, including all replacement Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-off Date;

                    (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and


                    (iii) all cash and non-cash proceeds of the collateral described in (i) and (ii) above;

                  (c) The possession by Depositor or its assignee of the Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction; and

                  (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law. Seller, Depositor or their assignee at the direction of Seller shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the Ritz-Carlton REMIC Asset and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

                  20. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                     * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as of this 11th day of June 1998.

                                  CREDIT SUISSE FIRST BOSTON MORTGAGE
                                  CAPITAL LLC,
                                     as Seller

                                 By:    /s/ Debra Huddleston
                                    ---------------------------
                                 Name:    Debra Huddleston
                                 Title:   Vice President

                                 CREDIT SUISSE FIRST BOSTON MORTGAGE
                                 SECURITIES CORP.,
                                    as Depositor or Purchaser

                                 By:    /s/ Allan J. Baum
                                    ---------------------------
                                 Name:    Allan J. Baum
                                 Title:   Vice President

                                                                     SCHEDULE I

                         SCHEDULE OF TRANSACTION TERMS

         This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of June 11, 1998, between Credit Suisse First Boston Mortgage Capital LLC ("Seller") and Credit Suisse First Boston Mortgage Securities Corp. ("Depositor" or "Purchaser"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement, the Underwriting Agreement or the Certificate Purchase Agreement, as the case may be.

         "Borrower" means the borrower under the Mortgage Loan.

         "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated June 18, 1998, between Depositor and the Initial Purchasers.

         "Certificates" means each class of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1998-C1.

         "Closing Date" means June 25, 1998.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Cut-off Date" means June 11, 1998.

         "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

         "Initial Purchasers" means Credit Suisse First Boston Corporation and PaineWebber Incorporated.

         "Investment Officer" means any employee of Seller designated by Seller as an "investment officer" or whose title includes the words "investment officer."

         "Loan Agreement" means, with respect to any Mortgage Loan or the Ritz-Carlton REMIC Asset, the loan agreement, if any, between the Originator and the Borrower, pursuant to which such Mortgage Loan was made.

         "Memorandum" means the Private Placement Memorandum dated June 18, 1998, describing certain classes of the Certificates.

         "Mortgage Loan Pool" means the pool of Mortgage Loans, which are the primary assets of the Trust Fund.

         "Mortgage Loan Purchase Price" means the amount described in Section 2 of the Agreement.

         "Mortgage Loans" means the mortgage loans to be sold to Depositor pursuant to the Agreement, specifically identified in the Mortgage Loan Schedule to the Agreement.

         "Offered Certificates" means the Class A-1A, Class A-1B, Class A-2MF, Class A-X, Class B, Class C, Class D and Class E Certificates.

         "Originator" means any institution which originated a Mortgage Loan for a related Borrower.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of June 11, 1998, among the Servicer, the Special Servicer, Depositor and the Trustee, including the Mortgage Loan Schedule annexed thereto.

         "Prospectus" means the Prospectus, dated June 11, 1998.

         "Prospectus Supplement" means the Prospectus Supplement, dated June 18, 1998, relating to the Offered Certificates.

         "Ritz-Carlton REMIC Asset" means the beneficial ownership interest in a REMIC, the primary asset of which is the Ritz-Carlton Loan and which is sold to the Depositor pursuant to this Agreement.

         "Underwriters" means Credit Suisse First Boston Corporation and PaineWebber Incorporated.

         "Underwriting Agreement" means the Underwriting Agreement, dated June 18, 1998, between Depositor and the Underwriters.

                                                                    SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                 (previously filed with Rule 424(b)(5) filing)

                                                                   SCHEDULE III

                  MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

                                     [None]












                                     III-1

                                                                    SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

Loan No.                      Property Name

143                      Boynton Medical Arts Center

                                                                     SCHEDULE V

             EXCEPTIONS TO SELLER'S REPRESENTATIONS AND WARRANTIES

Loan 2 - Ritz Carlton
Rep. # (viii):

Except that with respect to Loan #2 - Ritz Carlton, Cancun, Mexico, the Mortgage Loan is secured by a Guaranty Trust, an alternative means of encumbering real property in Mexico that affords the lender a means of foreclosing upon the Mortgaged Property through a trustee and without resorting to the Mexican court system. See the section entitled "Certain Characteristics of the Mortgage Loans - Significant Mortgage Loans - The Ritz-Carlton Loan" in the Prospectus Supplement for further details.

Rep# (xi):

Except that with respect to Loan #2 - Ritz Carlton, Cancun, Mexico, the representation is true and correct except that the Mortgage Loan is secured by a Guaranty Trust as provided under Mexican law and, as is customary in connection with loans secured by real estate in Mexico, title insurance was not obtained.

Rep# (xxxiv):

Except that with respect to Loan #2 - Ritz Carlton, Cancun, Mexico, the representation is true and correct except that the Borrower is a Mexican corporation.

Loan #10 - Alexandria Single Tenant Portfolio
Rep.# (xxv)

Except that with respect to Loan #10 - Alexandria Single Tenant Portfolio, the representation is true and correct except that an adjacent property contains a potentially leaking underground storage tank. The Phase I environmental report revealed no evidence of contamination on the Mortgaged Property. The Borrower is obligated under the Mortgage Loan documents to obtain, at its cost, soil and boring samples within 24 months of the date of the closing of the Loan and a "no further action" letter from the appropriate governmental authority within 18 months of the date of the closing of the Loan.

Rep.# (xlvii):

Except that with respect to Loan #10 - Alexandria Single Tenant Portfolio, the representation is true and correct except that the University of Washington, tenant in the University of Washington Building property, in connection with a total condemnation or a partial condemnation that substantially interferes with Tenant's use and occupancy condemnation has a right to receive a portion of the condemnation award equal to the value of its leasehold estate, except in the event that the State of Washington condemns the Mortgaged Property for use by the University of Washington, the Tenant would not be entitled to any of the condemnation award. A guaranty was obtained from Alexandria Real Estate Equities, Inc., a real estate investment trust and partner of Borrower to cover amounts paid to the Tenant in connection with a condemnation.

Loan # 13 - Holiday Inn - Denver Downtown
Rep.# (xxix)(J):

Except that with respect to Loan #13 - Holiday Inn - Denver Downtown, the representation is true and correct except that the ground lessor has the right to hold and disburse any insurance proceeds or condemnation awards as repair and restoration of the Mortgaged Property progresses.

Loan 18 - Pantzer Portfolio
Rep.# (xiii):

Except that with respect to Loan #18 - Pantzer Portfolio, the representation is true and correct except that on June 4, 1998, a fire at the Foxfire Apartments property damaged four apartment units and several other units incurred water and smoke damage. The cost of repairing the damage is, except to the extent of the deductible, covered by insurance.

Loan 32 - Best Buy Dist. Center, Staunton, Virginia
Rep.# (xx(n))

Except with respect to Loan No. 32, the representation is true and correct except that the Balloon Payment is approximately 52% of the original principal balance of such Credit Lease Loan.

Loan 44 - Chateau Marmont
Rep.# (xxi)

Except that with respect to Loan # 44 - Chateau Marmont, the representation is true and correct except that 10 months of business interruption insurance is required to be maintained.

Loan 47 - Briarcliff
Rep.# (xxxv):

Except that with respect to Loan #47 - Briarcliff, the representation is true and correct except that the Borrower has in place a credit line of up to $2,500,000 that may be utilized to fund expenses for ownership and operation of the Mortgaged Property, which credit line is secured by a mortgage subordinated to the lien of the Mortgage.

Loan 53 - St. George Tower
Rep# (xxv)

Except that with respect to Loan #53 - St. George Tower, the representation is true and correct except that asbestos is present on the Mortgaged Property. Borrower has covenanted to remove all asbestos on or before the date that is nine (9) months from the closing of the Mortgage Loan.

Loan #57 - British Woods
Rep.# (xiii):

Except that with respect to Loan #57 - British Woods, the representation is true and correct except that on March 18, 1998, a fire damaged two units and a portion of the roof in one of the 25 buildings. The total estimated cost of repairing the damage is $59,073 and this amount, less a $2,500 deductible, is covered by insurance.

Rep.# (xxxv):

Except that with respect to Loan #57 - British Woods, the representation is true and correct except that the Mortgage Loan Seller holds a wrap mortgage on the Mortgaged Property. The Mortgage Loan Seller has agreed in writing to subordinate the wrap mortgage to the lien of the Mortgage and to stand still and not commence any enforcement action under the wrap mortgage until the debt secured by the Mortgage is paid in full.

Rep.# (xlii):

Except that with respect to Loan #57 - British Woods, the representation is true and correct except that a former general partner of the Borrower has filed a claim in New Jersey for payment of a debt obligation aggregating approximately $200,000. The Borrower has filed a motion to dismiss. The Mortgage Loan Seller does not believe that this litigation will have a material adverse effect on the ability of the Borrower to repay the Mortgage Loan.

Loan 59 - Geddes Lake
Rep.# (xxxv):

Except that with respect to Loan #59 - Geddes Lake, the representation is true and correct except that the Borrower has in place a credit line of up to $500,000 that may be increased to $1,000,000 and may be utilized to fund expenses for ownership and operation of the Mortgaged Property, which credit line is secured by a mortgage that is subordinated to the lien of the Mortgage.

Rep.# (xxi)

Except that with respect to Loan #59 - Geddes Lake, the representation is true and correct except that 6 months of business interruption insurance is required to be maintained.

Loan 60 - NCB Bell Apartments
Rep.# (xxxv):

Except that with respect to Loan #60 - NCB Bell Apartments, the representation is true and correct except that the Borrower has in place a credit line of up to $500,000 that may be utilized to fund expenses for ownership and operation of the Mortgaged Property, which credit line is secured by a mortgage subordinated to the lien of the Mortgage.

Loan 66 - Bryn Mawr Ridge Apartments
Rep.# (xxxv):

Except that with respect to Loan #66- Bryn Mawr Ridge Apartments, the representation is true and correct except that the Borrower has in place a credit line of up to $2,500,000 that may be utilized to fund expenses for ownership and operation of the Mortgaged Property, which credit line is secured by a mortgage that is subordinated to the lien of the Mortgage. An additional mortgage on the Mortgaged Property in the amount of $2,500,000.00 granted to the sponsor of the co-operative apartment building has been subordinated to the lien of the Mortgage and the holder of the mortgage has agreed to standstill and not commence enforcement proceedings until the Mortgage Loan has been paid in full.

Loan 89- Laurelton Gardens
Rep.# (xxxv):

Except that with respect to Loan #89- Laurelton Gardens, the representation is true and correct except that the Borrower has in place a credit line of up to $300,000 that may be utilized to fund expenses for ownership and operation of the Mortgaged Property, which credit line is secured by a mortgage that is subordinated to the lien of the Mortgage.

Loan #101 - Yorktown Apartments and Townhouses
Rep.# (xxxv):

Except that with respect to Loan #101 - Yorktown Apartments and Townhouses, the representation is true and correct except that the Mortgage Loan Seller holds a wrap mortgage on the Mortgaged Property. The Mortgage Loan Seller has agreed in writing to subordinate the wrap mortgage to the lien of the Mortgage and to stand still and not commence any enforcement action under the wrap mortgage until the debt secured by the Mortgage is paid in full.

Rep.# (xlii):

Except that with respect to Loan #101 - Yorktown Apartments and Townhomes, the representation is true and correct except that a former general partner of the Borrower has filed a claim in New Jersey for payment of a debt obligation aggregating approximately $200,000. The Borrower has filed a motion to dismiss. The Mortgage Loan Seller does not believe that this litigation will have a material adverse effect on the ability of the Borrower to repay the Mortgage Loan.

Loan #146 - Brentwood Mobile Home Park

Rep.# (xxxiv):

Except that with respect to Loan #146 - Brentwood Mobile Home Park, the representation is true and correct except that the Borrower is composed of individuals.

Loan 163 - Kmart, Sikeston, Missouri
Rep.# (xlvii)

Except with respect to Loan # 163 - Kmart, Sikeston, Missouri, the representation is true and correct except that the sole tenant, Kmart, has the right to receive and disburse casualty insurance proceeds, provided, however, that such proceeds must be applied to restoration of the Mortgaged Property.

Loan 218 - Manhattan Brewery
Rep.# (xxxiv):

Except with respect to Loan #218 - Manhattan Brewery, the representation is true and correct except that the Borrower is not a single-purpose entity.

Loan # 234 - Knoxville Microtel
Rep.# (xxix)(A):

Except that with respect to Loan #234 - Knoxville Microtel, the representation is true and correct except that the ground lease was not recorded at the time of closing. The Borrower is obligated to record the ground lease or a memorandum thereof within 90 days after the closing of the loan. The ground lease does not affect the improvements which constitute the hotel, but does affect some parking spaces.

Loan 319 - East Pine Ridge MHP
Rep.#(xi):

Except that with respect to Loan #319 - East Pine Ridge MHP, the representation is true and correct except that the Mortgaged Property is subject to a 150-foot easement. The title insurer has provided an endorsement against damage to existing improvements and the partners of Borrower have signed an indemnification of Lender against all damages arising out of the use and maintenance of the easement.

CREDIT TENANT LOANS

Exceptions to Rep# (xl)(A) applying to multiple loans:

Rep.# (xl)(A):

Except with respect to Loan #s 11 (Elder-Beerman-Ohio), 32 (Best Buy-Staunton,
VA), 77 (Best Buy-Springfield, PA), 81 (Elder-Beerman-Erie, PA), 90 (Best Buy-Mayfield, OH), 109 (Eagle Foods-Gevena, IL), 117 (Eagle Foods-Moline, IL), 141 (Best Buy-Akron, OH), 150 (Best Buy-Columbia, SC), 161 (Best Buy-Inver Grove Heights, MN), 181 (Best Buy-LaCrosse, WI), and 246 (CVS - Woodstock, GA), the representation is true and correct except that a balloon payment is due at maturity. The Borrower has obtained and is obligated to maintain a residual value insurance policy from R.V.I. America Insurance Company, which has a claims paying rating of "A" by Fitch and S&P.

Except with respect to Loan #s 165 (PETsMART Store 157), 172 (PETsMART Store
102), 176 (PETsMART Store 688), 178 (PETsMART Store 475), 179 (PETsMART Store
586), 185 (PETsMART Store 689), 193 (PETsMART Store 685), 196 (PETsMART Store
239), 207 (PETsMART Store 686), 212 (PETsMART Store 648) and 219 (PETsMART Store 145), the representation is true and correct except that a balloon payment is due at maturity. The balloon payment is guaranteed by the Tenant, which is rated "B+" by S&P.

Loan 20 - American Restaurant Group
Rep# (xl)(B):

Except with respect to Loan #20 - American Restaurant Group, the representation is true and correct except that, in the event of a condemnation of an entire leased premises, the Credit Lease will terminate upon Borrower's receipt of funds sufficient to defease the amount of the loan allocated to the condemned premises and the Tenant's rent will abate in an amount equal to the then current rent allocated to the condemned premises.

Loan 54 - Shemin Nurseries
Rep.# (xl)(F):

Except with respect to Loan #54 - Shemin Nurseries, the representation is true and correct except that the Tenant may not assign the Credit Lease without the Lender's approval, which may be withheld for any reason or no reason, except that the Tenant may assign the Credit Lease to Fleet Capital Corp., a wholly owned subsidiary of Fleet Financial Group, which is rated "A-" by S&P, without the Lender's consent.

Loan 81 - Elder-Beerman - Erie, PA
Rep.# (xxv):

Except that with respect to Loan #81 - Elder-Beerman - Erie, PA, the representation is true and correct except that the Phase I Environmental Report indicated the presence of asbestos in the building in the form of mastic beneath the floor tile and building materials associated with a cooling tower located on the roof. The mastic will be removed in connection with contemplated building renovations. The Tenant is obligated to develop and implement an operations and maintenance program to maintain the asbestos on the cooling tower.

Rep.# (xxix)(K):

Except that with respect to Loan #CL24 - Elder-Beerman - Erie, PA, the representation is true and correct except that the lessor under the ground lease is entitled to a portion of any condemnation proceeds equal to the value of the land and the balance is retained by Tenant and, under the Credit Lease, paid to the mortgagee.

Rep.# (xl)(B):

Except that with respect to Loan #CL24 - Elder-Beerman - Erie, PA, the representation is true and correct except that in the event the Tenant under the Credit Lease ceases to operate continuously for one year, the ground lessor may purchase the Borrower's interest in the ground lease, but such purchase shall be subject to the Credit Lease and the Mortgage and must be purchased by a special purpose entity created by the ground lessor. An endorsement to the title insurance policy ensures that ground lessor's exercise of the purchase option shall not adversely affect the validity, priority or enforceability of the Mortgage and Assignment of Leases and Rents.

Rep.# (xl)(F):

Except that with respect to Loan #CL24 - Elder-Beerman - Erie, PA, the representation is true and correct except that the Credit Lease provides that if the Tenant assigns its interest, the Tenant shall remain primarily liable unless the assignee expressly assumes the Tenant's obligations, both monetary and non-monetary, in writing, and the assignee has a long-term unsecured debt rating of at least BBB by Standard & Poor's and Baa2 by Moody's, in which event the Tenant shall be released from its obligations under the Credit Lease.

Rep.# (xl)(L):

Except that with respect to Loan #CL24 - Elder-Beerman - Erie, PA, the representation is true and correct except that Borrower's interest in the Mortgaged Property is a leasehold interest pursuant to a ground lease.

Loan 152 - CVS - Stoughton, MA
Rep.# (xl) (A) & (B):

Except with respect to Loan #152 - CVS - Stoughton, MA, the representation is true and correct except that Tenant's rent abates, in an amount proportional to the portion of the leased premises that is untenantable, during any period in which any portion of the leased premises is untenantable.

Rep.# (xl)(C):

Except with respect to Loan #152 - CVS - Stoughton, MA, the representation is true and correct except that the Borrower has the following obligations under the Credit Lease: (1) payment of real estate taxes, insurance costs and common area charges (but Tenant is obligated to reimburse Borrower for these costs),
(2) payment of utility costs for areas not consumed by Tenant, (3) maintenance, at Borrower's cost, of the structure and exterior areas, (4) construction of a new roof (a separate reserve has been established with Lender to cover this expense), (5) repair damage or destruction of the Mortgaged Property (casualty insurance has been purchased to provide for this event), and (6) ensure that the structure of the building complies with applicable law (the Tenant is responsible for ensuring that the physical condition of the leased premises complies with applicable law). Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of all of the foregoing obligations except item (1) which is reimbursed by the Tenant.

Rep.# (xl)(E)

Except with respect to Loan #152 - CVS - Stoughton, MA, the representation is true and correct except that the Tenant may terminate the Credit Lease in the event: (1) Borrower or its agents operate a drugstore or other competing use on land immediately adjacent to the leased premises during the lease term, or (2) the parking area is reduced below 100 parking spaces for a period of ninety
(90) days. The Mortgage Loan documents contain covenants of Borrower not to violate the foregoing requirements. In addition, three principals of the Borrower have executed an indemnification of Lender for losses arising out of termination of the Credit Lease due to a violation by Borrower of the foregoing exclusivity covenant and parking covenant.

Rep.# (xl)(G):

Except that with respect to Loan #152 - CVS - Stoughton, MA, the Tenant has agreed to indemnify Borrower except for the willful, negligent or tortious act or omission on the part of the Borrower, its agents, contractors or employees.

Rep.# (xl)(L):

Except that with respect to Loan #152 - CVS - Stoughton, MA, the basement of the leased premises is leased by Borrower until the year 2002 to a former tenant of the leased premises, after which time the basement will become part of the premises leased to Tenant.

Loan 171 - Rite Aid - Macon and College Park
Rep# (xl) (A) & (B):

Except that with respect to Loan #171 - Rite Aid - Macon and College Park, the representation is true and correct except that the Tenant may abate rent if Borrower violates use exclusivity covenants. The Borrower has covenanted in the Mortgage Loan documents not to violate the exclusive use covenants. In addition, a principal of Borrower has indemnified Lender for losses arising out of a termination by Tenant due to a violation of the exclusive use covenants.

Rep.# (xl)(C):

Except with respect to Loan # 171 - Rite Aid - Macon and College Park, the representation is true and correct except that the Borrower is responsible for the maintenance and repair of the roof, structure and exterior of the leased premises. Borrower is also responsible for compliance with governmental regulations requiring any change in the structure of the leased premises and for any repairs necessitated by faulty construction or Borrower's failure to maintain the roof, structure and exterior of the leased premises. Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Rep.# (xl)(E):

Except with respect to Loan #171 - Rite Aid - Macon and College Park, the representation is true and correct except that the Tenant may terminate the Credit Lease in the event Borrower violates exclusive use covenants. The Borrower has covenanted in the Mortgage Loan documents not to violate the exclusive use covenants. In addition, a principal of Borrower has indemnified Lender for losses arising out of a termination by Tenant due to a violation of the exclusive use covenants.

Loan 211 - Eckerd's - Ft. Walton, FL
Rep.# (xl)(C):

Except that with respect to Loan 211 - Eckerd's - Ft. Walton, FL, the representation is true and correct except that the Borrower has the following obligations under the Credit Lease: (1) provide a 1 year warranty for latent defects and (2) ensure that the leased premises complies with applicable law (to the extent of conditions existing prior to the commencement of the Credit Lease, but not to the extent arising out of the Tenant's use and occupancy). Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Loan 215 - Rite Aid - Washington, MI
Rep.# (xl)(C):

Except that with respect to Loan #215 - Rite Aid, Washington, MI, the representation is true and correct except the Borrower is obligated under the Credit Lease to maintain the roof, structure and exterior of the leased premises, except to the extent repairs are required by acts or omissions of Tenant, its agents, employees, contractors and licensees. Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Rep.# (xl)(E):

Except that with respect to Loan #215 - Rite Aid, Washington, MI, the representation is true and correct except that the Tenant may terminate the Credit Lease in the event Borrower violates exclusive use covenants. The Borrower has covenanted in the Mortgage Loan documents not to violate the exclusive use covenants. In addition, a principal of Borrower has indemnified Lender for losses arising out of a termination by Tenant due to a violation of the exclusive use covenants.

Loan 217 - Rite Aid - Melvindale, MI
Rep.# (xl)(C):

Except with respect to Loan #217 - Rite Aid - Melvindale, MI, the representation is true and correct except that the Borrower is responsible for the maintenance of the roof, structure and exterior of the leased premises. Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Rep.# (xl)(E):

Except with respect to Loan #217 - Rite Aid - Melvindale, MI, the representation is true and correct except that the Tenant may terminate the Credit Lease in the event Borrower violates exclusive use covenants. The Borrower has covenanted in the Mortgage Loan documents not to violate the exclusive use covenants. In addition, a principal of Borrower has indemnified Lender for losses arising out of a termination by Tenant due to a violation of the exclusive use covenants.

Rep.# (xl)(G):

Except with respect to Loan #217 - Rite Aid - Melvindale, MI, the representation is true and correct except that the Tenant has agreed to indemnify Borrower except for losses caused by the negligence or willful acts or omissions of Borrower, its agents or employees.

Loan 222 - Office Depot - College Township, PA
Rep.# (xxix)(B):

Except that with respect to Loan #222 - Office Depot - College Township, PA, the representation is true and correct except that the ground lessor may terminate the ground lease after sixty (60) days notice to Borrower if the Tenant (i.e. the subtenant under the ground lease) ceases operations and no assignee or subtenant of Tenant opens for business within 120 days after Tenant cessation of operations. If the ground lessor elects to so terminate, it must pay Borrower an amount equal to the unamortized portion of the cost of the improvements on the leased premises on a 15-year straight-line basis. In addition, the Credit Lease provides that in the event Tenant's cessation of business results in the termination of the ground lease, Tenant must pay the difference between ground lessor's payment to Borrower and the amount necessary to defease the Mortgage Loan.

Rep.# (xl)(E):

Except with respect to Loan #222 - Office Depot, College Township, PA, the representation is true and correct except that the Tenant has the right to terminate the Credit Lease in the event Borrower violates exclusive use covenants. The Borrower has covenanted in the Mortgage Loan documents not to violate the exclusive use covenants. In addition, a principal of Borrower has indemnified Lender for losses arising out of a termination by Tenant due to a violation of the exclusive use covenants.

Rep.# (xl)(L):

Except that with respect to Loan #222 - Office Depot, College Township, PA, the representation is true and correct except that Borrower's interest in the Mortgaged Property is a leasehold interest pursuant to a ground lease.

Loan 239 - Walgreen Co. - Bedford, TX
Rep.# (xl)(C):

Except that with respect to Loan #CL56 - Walgreen Co. - Bedford, TX, the representation is true and correct except that the Borrower has the following obligations under the Credit Lease: (1) maintain roof and parking at Borrower's cost and expense and (2) ensure that the leased premises complies with applicable law (except to the extent of violations arising out of Tenant's use. Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Rep.# (xl)(E):

Except that with respect to Loan #239 - Walgreen Co. - Bedford, TX, the representation is true and correct except that the Tenant may terminate the Credit Lease in the event Borrower violates exclusive use covenants. The Borrower has covenanted in the Mortgage Loan documents not to violate the exclusive use covenants. In addition, a principal of Borrower has indemnified Lender for losses arising out of a termination by Tenant due to a violation of the exclusive use covenants.

Loan 241 - Eckerd's / Houma, LA
Rep.# (xl)(C):

Except that with respect to Loan #241 - Eckerd's / Houma, LA, the representation is true and correct except that the Borrower is obligated to (1) maintain ingress and egress and ensure that the leased premises complies with applicable law (except to the extent arising out of Tenant's use and occupancy), and (2) provide a one-year warranty against defects in material and workmanship. Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Rep.# (xl)(G):

Except that with respect to Loan #241 - Eckerd's - Ft. Walton, FL, the representation is true and correct except that Tenant has agreed to indemnify Borrower except for acts or omissions of the Borrower.

Loan 246 - CVS / Woodstock, GA

Rep.# (xl) (A) & (B):

Except that with respect to Loan #246 - CVS / Woodstock, GA, the representation is true and correct except that in the event that an impediment to use or access of parking is not cured by Borrower within ninety (90) days following Tenant's notice, Tenant may either (a) terminate the Credit Lease or (b) reduce its rent to 2.5% of Gross Sales (without percentage rent) until the problem is cured. A principal of Borrower has indemnified Lender for losses arising out of a termination by Tenant due to an impediment to parking.

Rep.# (xl)(C):

Except that with respect to Loan #246 - CVS / Woodstock, GA, the representation is true and correct except that the Borrower has the following obligations: (1) maintain and repair structure, fire sprinkling system and exterior premises,
(2) ensure leased premises complies with Title III of The Americans with Disabilities Act, (3) restore leased premises following casualty (casualty insurance has been obtained to provide for this event), (4) repair or restore leased premises following condemnation if portion not condemned is reasonably suitable for Tenant's use (condemnation insurance has been obtained to provide for this event), (5) pay all taxes other than Tenant's personal property taxes and (6) obtain and pay for all insurance. Tenant is obligated to reimburse Borrower for taxes and insurance within thirty (30) days of Borrower's demand. Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Rep.# (xl)(E):

Except that with respect to Loan #246 - CVS / Woodstock, GA, the representation is true and correct except that the Tenant may terminate the Credit Lease if:
(1) Borrower alters the layout of the leased premises so as to adversely affect the accessibility from the parking area or street, (2) Borrower places obstructions on the leased premises that are not required by governmental authorities or (3) construction is conducted on the leased premises that is not agreed to in writing by Borrower and Lender. In addition, in the event that an impediment to use or access of parking is not cured by Borrower within ninety
(90) days following Tenant's notice, Tenant may either (a) terminate the Credit Lease or (b) reduce its rent to 2.5% of Gross Sales (without percentage rent) until the problem is cured. A principal of Borrower has indemnified Lender for losses arising out of a termination by Tenant due to such a loss of parking. The Mortgage Loan documents contain covenants of Borrower not to violate the foregoing requirements.

Rep.# (xl)(G):

Except that with respect to Loan #246 - CVS - Woodstock, GA, the Tenant has agreed to indemnify Borrower except for the willful, negligent or tortious act or omission on the part of the Borrower, its agents, contractors or employees.

Loan 249 - Rite Aid - Auburn Hills, MI

Rep.# (xl) (A), (B) & (D):

Except that with respect to Loan #249 - Rite Aid - Auburn Hills, MI, the representation is true and correct except that the Tenant may abate in the amount of repairs made by Tenant but which are the obligation of Borrower until Borrower reimburses Tenant for same. Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Rep.# (xl)(C):

Except that with respect to Loan #249 - Rite Aid - Auburn Hills, MI, the representation is true and correct except that the Borrower has the following obligations under the Credit Lease: (1) maintain, at its sole cost and expense, the roof, structure, and exterior of the leased premises, and (2) provide a 1 year warranty against latent defects. Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Rep.# (xl)(E):

Except that with respect to Loan #249 - Rite Aid - Auburn Hills, MI, the representation is true and correct except that the Tenant may terminate the Credit Lease in the event Borrower violates exclusive use covenants. The Borrower has covenanted in the Mortgage Loan documents not to violate the exclusive use covenants. In addition, a principal of Borrower has indemnified Lender for losses arising out of a termination by Tenant due to a violation of the exclusive use covenants.

Rep.# (xl)(G):

Except that with respect to Loan #249 - Rite Aid - Auburn Hills, MI, has agreed to indemnify Borrower except for losses caused by the negligent or willful acts or omissions of Borrower, its agents or employees.

Loan 259 - Rite Aid of Ohio, Inc. - Cleveland, OH
Rep.# (xl) (A), (B) & (D):

Except with respect to Loan # 259 - Rite Aid of Ohio, Inc. - Cleveland, OH, the representation is true and correct except that the Tenant may abate rent: (1) if there is any substantial interference with access to the Mortgaged Property for more than 180 days via the main highways or public streets, or (2) if in an emergency, Tenant performs an obligation of the Borrower for which no reimbursement is received within 30 days of request. Additionally, the Tenant may abate rent if the Borrower violates certain exclusive use covenants. The Borrower has covenanted in the Mortgage Loan documents not to violate the exclusive use covenants. In addition, a principal of Borrower has indemnified Lender for losses arising out of a termination by Tenant due to a violation of the exclusive use covenants.

Rep.# (xl)(C):

Except with respect to Loan # 259 - Rite Aid of Ohio, Inc. - Cleveland, OH, the representation is true and correct except that the Borrower is responsible for the maintenance and repair of the roof, the structure and the exterior of the leased premises. Borrower must also make repairs to interior portions of the leased premises caused by faulty construction or Borrower's failure to keep the leased premises in proper repair (a 1 year Implied Warranty Escrow Account has been funded to provide for such obligations). Borrower is responsible for compliance with any governmental regulations regarding the roof, structure or exterior unless caused by Tenant's negligence. Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Rep.# (xl)(G):

Except with respect to Loan # 259 - Rite Aid of Ohio, Inc. - Cleveland, OH, the representation is true and correct except that, pursuant to the Lease, the Tenant has agreed to indemnify Borrower except for losses caused by the negligent or willful acts or omissions of Borrower, its agents or employees.

Loan 275 - Rite Aid - Auburn, ME
Rep.# (xl)(C) & (D):

Except that with respect to Loan #275 - Rite Aid - Auburn, ME, the representation is true and correct except that the Borrower has the following obligations under the Credit Lease: (1) maintain, at its sole cost and expense, the roof, structure, and exterior of the leased premises, (2) make repairs to interior structure within one year of lease commencement if necessitated by faulty construction and (3) make repairs to interior structure if necessitated by Borrower's failure to maintain the leased premises. Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Loan 286 - Rite Aid - Morrow, GA
Rep.# (xl)(C):

Except that with respect to Loan #286- Rite Aid - Morrow, GA, the representation is true and correct except that the Borrower has the following obligations under the Credit Lease: (1) maintain roof, structure and exterior of the leased premises and (2) make repairs to interior walls, ceilings, floors and floor coverings if necessary because of faulty construction or Borrower's failure to keep the leased premises in proper repair. Borrower is obligated to fund, with monthly payments, a capital reserve account in an amount equal to 200% of the estimated cost of the foregoing obligations.

Rep.# (xl)(E):

Except that with respect to Loan #286 - Rite Aid - Morrow, GA, the representation is true and correct except that the Tenant has the right to terminate the Credit Lease in the event Borrower violates exclusive use covenants. The Borrower has covenanted in the Mortgage Loan documents not to violate the exclusive use covenants. In addition, a principal of Borrower has indemnified Lender for losses arising out of a termination by Tenant due to a violation of the exclusive use covenants.

                                   EXHIBIT A

                    REPRESENTATIONS AND WARRANTIES OF SELLER

                          REGARDING THE MORTGAGE LOANS

         The Seller represents and warrants with respect to each Mortgage Loan, as applicable, that as of the date hereof:

         (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the Mortgage Loan;

         (ii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;


         (iii) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

         (iv) Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the Seller's knowledge, there is no valid defense, counterclaim, or right of rescission available to the related Borrower with respect to such Mortgage Note, Mortgage, Assignment of Leases and other agreements;

         (v) Each related Assignment of Leases creates a valid collateral or first priority assignment of, or a valid first priority security interest in, certain rights under the related lease, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such lease, including the right to operate the related Mortgaged Property; no person other than the related Borrower owns any interest in any payments due under such lease that is superior to or of equal priority with the mortgagee's interest therein;

         (vi) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if any, or assignment of any other agreement executed in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

         (vii) Since origination, and except as set forth in the related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded, and each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

         (viii) Each related Mortgage is a valid and enforceable perfected first lien on the related Mortgaged Property (subject to the matters described in clause (xi) below), and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below);

         (ix) The Seller has not taken any action that would cause the representations and warranties made by each related Borrower in the Mortgage Loan not to be true;

         (x) The Seller has no knowledge that the material representations and warranties made by each related Borrower in such Mortgage Loan are not true in any material respect;

         (xi) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of its related Borrower in the original principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property; the premium for such policy was paid in full; such policy was issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located and is assignable to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;


         (xii) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Seller covenants that it will not make any future advances under the Mortgage Loan to the related Borrower;

         (xiii) As of the later of the closing date for each Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, each related Mortgaged Property is free of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan or reserves have been established to remediate such damage and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value of the Mortgaged Property;

         (xiv) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past 12 months or within three months of origination of the Mortgage Loan;

         (xv) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

         (xvi) Each Mortgage Loan is a whole loan and contains no equity participation by the Seller or the applicable Originator;

         (xvii) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; and any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

         (xviii) Neither the Seller nor, to the Seller's best knowledge, any Originator other than the Seller, committed any fraudulent acts during the origination process of any Mortgage Loan it originated and to the best of the Seller's knowledge, the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary industry standards;

         (xix) All taxes and governmental assessments that became due and owing prior to the Closing Date with respect to each related Mortgaged Property have been paid or an escrow of funds in an amount sufficient to cover such payments has been established;

         (xx) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith and all such escrows and deposits have been conveyed by the Seller to the Depositor and identified as such with appropriate detail;

         (xxi) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the replacement cost and the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; such insurance names the Mortgagee under the Mortgage Loan and its successors and assigns as a named or additional insured; other than the Credit Lease Loans, each related Mortgage Loan obligates the related Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the mortgagee to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

         (xxii) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To the Seller's knowledge, there is no (a) material non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration;

         (xxiii) No Mortgage Loan has been more than 30 days delinquent since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent;

         (xxiv) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the Borrower which would interfere with such right to foreclose (except as may be imposed by bankruptcy, insolvency, moratorium, redemption or other similar laws affecting creditors' rights generally, or by general principals of equity) and to the Seller's knowledge, no Borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

         (xxv) Each Borrower represents and warrants that except as set forth in certain Environmental Reports and to the best of its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any Hazardous Materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials; the related Borrower or an affiliate or an affiliate thereof agrees to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of certain representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II Environmental Report, was conducted by a reputable environmental engineer in connection with such Mortgage Loan, which report did not indicate any material non-compliance or material existence of Hazardous Materials or, if any material non-compliance or material existence of Hazardous Materials was indicated in any such report, funds sufficient to cure such findings have been escrowed by the related Borrower and held by the related Mortgagee. To the best of the Seller's knowledge, in reliance on such environmental reports, each Mortgaged

Property is in material compliance with all applicable federal, state and local laws pertaining to environmental hazards, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in certain Environmental Reports or other documents previously provided to the Rating Agencies; the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local laws pertaining to environmental hazards;

         (xxvi) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage Loan, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold, or encumbered in connection with subordinate financing;


         (xxvii) All improvements included in any MAI appraisals are within the boundaries of the related Mortgaged Property, except for de minimis encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom and no improvements on adjoining parcels encroach onto the related Mortgaged Property except for de minimis encroachments;

         (xxviii) The Mortgage Loan Schedule is complete and accurate in all material respects as of the dates of the information set forth therein;

         (xxix) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

                             (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's best knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related Mortgage File;

                             (B) The lessor under such ground lease has agreed in a writing included in the related Mortgage File that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and that any such action without such consent is not binding on the mortgagee, its successors or assigns;

                             (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan;

                             (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to exceptions of the types described in clause (xi) above and liens that encumber the ground lessor's fee interest;

                             (E) The ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder;

                             (F) As of the closing date of the related Mortgage Loan, the ground lease is in full force and effect, the Seller has received no notice that any default beyond applicable notice and grace periods has occurred, and there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                             (G) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee;

                             (H) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the mortgagee is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the mortgagee under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the mortgagee;

                             (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                             (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                             (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest rate are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the mortgagee as a result of any casualty or partial condemnation, except to provide for an abatement of the rent;

                             (L) Provided that the mortgagee cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

         (xxx) With respect to Mortgage Loans that are cross-collateralized, all other loans that are cross-collateralized by such Mortgage Loans are included in the Mortgage Pool;

         (xxxi) Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Borrower under a Mortgage Loan, other than contributions made on or prior to the Closing Date;

         (xxxii) (1) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an MAI appraisal conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by
(A) the amount of any lien on the real property interest that is senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis) and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregate basis);


         (xxxiii) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement or in Schedule V to the Mortgage Loan Purchase Agreement;

         (xxxiv) The loan documents executed in connection with each Mortgage Loan require that the related Borrower be a single-purpose entity. (For this purpose, "single-purpose entity" shall mean an entity, other than an individual, which is formed or organized solely for the purpose of owning and operating a single property or group of properties provided that all such properties are encumbered by Mortgage Loans, does not engage in any business unrelated to such property and its financing, and does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

         (xxxv) Each Mortgage Loan prohibits the related Borrower from mortgaging or otherwise encumbering the Mortgaged Property and from carrying any additional indebtedness except in connection with trade debt and equipment financings in the ordinary course of Borrower's business and liens contested in accordance with the terms of the Mortgage Loans;

         (xxxvi) Each Borrower covenants in the Mortgage Loan documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

         (xxxvii) Each Mortgaged Property is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and is a separate tax parcel;

         (xxxviii) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency, with respect to certain Mortgage Loans, or the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards, the terms of the Mortgage Loan require the Borrower to maintain flood insurance;

         (xxxix) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and except in connection with a trustee's sale after a default by the related Borrower, no fees are payable to such trustee;

         (xl) With respect to each Mortgage Loan which is identified in the Mortgage Loan Schedule as a Credit Lease Loan:

                             (A) the base rental payments under each Credit Lease are equal to or greater than the payments due under the loan documents executed in connection with the related Credit Lease Loan and are payable without notice or demand, and without setoff, counterclaim, recoupment, abatement, reduction or defense and, subject to the rights of the Tenant to terminate the Credit Lease or offset, abate, suspend or otherwise diminish any amounts payable by the Tenant under the Credit Lease which have been disclosed to Depositor, each Credit Lease Loan fully amortizes over its original term and there is no balloon payment of rent due under any Credit Lease;

                             (B) either (i) the obligations of the Tenant under each Credit Lease, including, but not limited to, the obligation of Tenant to pay fixed and additional rent, are not affected by reason of any damage to or destruction of any portion of the related Credit Lease Property; any taking of such Credit Lease Property or any part thereof by condemnation or otherwise; or any prohibition, limitation, interruption, cessation, restriction, prevention or interference of Tenant's use, occupancy or enjoyment of such

         Credit Lease Property or (ii) with respect to each Credit Lease listed on Schedule I hereto, a Lease Enhancement Policy has been obtained;

                             (C) every obligation associated with managing, owning, developing and operating the Credit Lease Property, including, but not limited to, the costs associated with utilities, taxes, insurance, capital and structural improvements, maintenance and repairs is an obligation of the Tenant;

                             (D) no borrower has any monetary obligations under any Credit Lease that have not been met, or any nonmonetary obligations under any Credit Lease the breach of which would result in either the abatement of rent, a right of setoff or the termination of the related Credit Lease;

                             (E) no Tenant can terminate any Credit Lease for any reason (except for a default by the related borrower under the Credit Lease) prior to the payments in full of (a) the principal balance of the related Credit Lease Loan, (b) all accrued and unpaid interest on such Credit Lease Loan and (c) any other sums due and payable under such Credit Lease Loan, or, if a Tenant can terminate any Credit Lease as a result of a casualty or condemnation, a Lease Enhancement Policy has been obtained with respect to the related Credit Lease Loan;

                             (F) if a Tenant assigns its Credit Lease or sublets the related Credit Lease Property, such Tenant remains primarily obligated under such Credit Lease unless each Rating Agency has confirmed in writing that such transfer or sublet will not result in a downgrade, qualification or withdrawal of the then-current ratings of the Certificates;

                             (G) each Tenant has agreed to indemnify the related borrower from any claims of any nature relating to the related Credit Lease and Credit Lease Property, except for environmental problems that were not created by such Tenant;

                             (H) if the obligations of the Tenant under any Credit Lease are guaranteed by a guarantor pursuant to a guaranty, the guaranty states that it represents the unconditional obligation of the guarantor and is a guarantee of payment, not merely of collection;

                             (I) with respect to Loan No. 11 and Loan No 81, the Tenant shall take occupancy of the premises by January 1, 1999, and the improvements which are required to be made under such Loans will be completed as required under such Loans will be completed as required under such Credit Leases, subject to any applicable grace periods;

                             (J) to the Seller's knowledge, each Credit Lease contains customary and enforceable provisions which render the rights and remedies of the lessor thereunder adequate for the enforcement and satisfaction of the lessor's rights thereunder;

                             (K) to the Seller's knowledge, in reliance on a tenant estoppel certificate and representation made by the Tenant under the Credit Lease under the Mortgage Loan documents, as of the closing date of each Credit Lease Loan (a) each Credit Lease was in full force and effect, and no default by the Borrower or the Tenant has occurred under the Credit Lease, nor is there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of the Credit Lease, (b) none of the terms of the Credit Lease have been impaired, waived, altered or modified in any respect (except as described in the related tenant estoppel), (c) no Tenant has been released, in whole or in part, from its obligations under the Credit Leases, (d) there is no right of rescission, offset, abatement, diminution, defense or counterclaim to any Credit Lease, nor will the operation of any of the terms of the Credit Leases, or the exercise of any rights thereunder, render the Credit Lease unenforceable, in whole or in part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim, and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto and (e) each Credit Lease has a term ending on or after the final maturity of the related Credit Lease Loan;

                             (L) to the Seller's knowledge, the Mortgaged
         Property is not subject to any lease other than the related Credit Lease, no Person has any possessory interest in, or right to occupy, the Mortgaged Property except under and pursuant to such Credit Lease and the Tenant under the related Credit Lease is in occupancy of the Mortgaged Property;

                             (M) Based upon the rent payments provided for in the related Credit Lease, the underwritten debt service coverage is equal to or greater than 1.00x.

                             (N) With respect to any Balloon Payment Credit Lease Loans, the Balloon Payment does not exceed 40% of the original principal balance of such Credit Lease Loan.

                             (O) the mortgagee is entitled to notice of any event of default from the Tenant under the Credit Leases;

                             (P) each Tenant under a Credit Lease is required to make all rental payments directly to the mortgagee, its successors and assigns under the related Credit Lease Loan; and

                             (Q) each Credit Lease Loan provides that the related Credit Lease cannot be modified without the consent of the mortgagee thereunder;

         (xli) With respect to any Credit Lease Loan for which a residual value insurance policy has been obtained:

                             (A) There is a residual value insurance policy in effect for each such loan, each of which was issued by R.V.I. America Insurance Company in Form 1.1;

                             (B) The claims on the residual value insurance policy will be payable to the loss payee and the Trustee, on behalf of the Certificateholders, has been designated as the loss payee;

                             (C) Pursuant to the terms of the residual value insurance policy, the person designated as loss payee is only obligated to file a notice of final claim with R.V.I. America Insurance Company in order to collect the insured amount;

                             (D) The residual value insurance policy has been paid in full as of the effective date of such policy;

                             (E) As long as there is no event of default under the terms of the Credit Lease, the residual value insurance policy cannot be terminated prior to the Termination Date;

                             (F) The effective date for each related Credit Lease Loan on the residual value insurance policy is prior to the Closing Date;

                             (G) The date upon which the outstanding principal balance of each related Credit Lease Loan is reduced to zero is the policy termination date;

                             (H) The insured value is a pre-determined amount for each Credit Lease Loan and equal to the expected mortgage loan balance at loan maturity or expiration of initial lease term;

                             (I) The insured value shall always be greater than the insured amount. The insured amount is the amount R.V.I. America Insurance Company will pay to the loss payee upon the notification of a claim. It is defined as the lesser of (i) the insured value and (ii) the outstanding principal balance at the time the claim is made, plus all accrued interest, less any sales proceeds received by the loss payee;

                             (J) The residual value insurance policy will not be amended at any time without the consent of the mortgagee;

                             (K) So long as there is no event of default under terms of the mortgage, the residual value insurance policy will not contain Borrower transfer restrictions; and

                             (L) The lease termination date does not occur prior to the policy termination date or loan maturity date.

         (xlii) With respect to any Credit Lease Loan for which a lease enhancement policy has been obtained:

                             (A) There is a lease enhancement policy in effect for each such loan, each of which was issued by Chubb Custom Insurance Company;

                             (B) The claims on the lease enhancement policy will be payable to the loss payee and the Trustee, on behalf of the Certificateholders, has been designated as the loss payee;

                             (C) The lease enhancement policy has been paid in full as of the effective date of such policy;

                             (D) As long as there is no event of default under the terms of the Credit Lease, the lease enhancement policy cannot be terminated prior to the Termination Date;

                             (E) The effective date for each related Credit Lease Loan on the lease enhancement policy is prior to the Closing Date;

                             (F) The date upon which the outstanding principal balance of each related Credit Lease Loan is reduced to zero is the loan maturity date;

                             (G) The lease enhancement policy will not be amended at any time without the consent of the mortgagee; and

                             (H) The lease termination date does not occur prior to the loan maturity date.

         (xliii) To the knowledge of the Seller, as of the date of the origination of the related Mortgage Loan, there was no pending action, suit or proceeding, arbitration or governmental investigation against a Borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such Borrower's ability to perform under the related Mortgage Loan;

         (xliv) No advance of funds has been made by the Seller to the related Borrower (other than Mezzanine Debt and the acquisition of preferred equity interests by the Preferred Interest Holder) and no funds have been received from any person other than, or on behalf of, the related Borrower for, or on account of, payments due on the Mortgage Loan;

         (xlv) To the extent required under applicable law, as of the Cut-off Date, the Seller was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located;

         (xlvi) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

         (xlvii) Except in connection with Crossed Loans and Multi-Property Loans, no Mortgage Loan requires the mortgagee to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of the related Mortgage Loan, (b) releases of unimproved out-parcels or (c) releases of portions of the Mortgaged Property which will not have a material adverse effect on the value of the collateral for the related Mortgage Loan;

         (xlviii) Any insurance proceeds in respect of a casualty loss or taking, will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all Mortgage Loans other than Credit Lease Loans and with respect to all casualty losses or takings in excess of a specified percentage of the related loan amount, the mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

         (xlix) A copy of each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property, together with a copy of each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller and a copy of each Form UCC-2 or UCC-3 assignment, if any, of such financing statement executed by the Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is in suitable form for filing in the filing office in which such financing statement was filed;

         (l) To the Seller's knowledge, (a) all material commercial leases affecting the Mortgaged Properties securing the Mortgage Loans are in full force and effect and (b) there exists no default under any such material commercial lease either by the lessee thereunder or by the related Borrower that could give rise to the termination of such lease;

         (li) The improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property;

         (lii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation ss.1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation ss.1.860G-1(b)(2).

         (liii) With respect to any Mortgage Loan that pursuant to the mortgage documents can be defeased, the Mortgage Loan cannot be defeased within two years of the Closing Date, the borrower can pledge only United States government securities (within the meaning of section 2(a)(16) of the Investment Company Act of 1940) as the substitute collateral, and the borrower can be required by the Servicer to establish that the release of the lien is to facilitate the disposition of the Mortgaged Property or is in connection with some other customary commercial transaction;

         (liv) With respect to each Mortgage Loan for which there are uncompleted improvements, the only security for such Mortgage Loan (disregarding pledges of rents, third party guarantees and any personal liability of the obligor) is the real property securing such Mortgage Loan and at least 90% of the funds received by the borrower under such Mortgage Loan have been spent or, pursuant to a binding agreement, are required to be spent to acquire and/or improve the related Mortgaged Property;

         (lv) The Mortgage Loan Documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except for certain acts including the fraud, willful misconduct or material misrepresentation by the related Mortgagor and/or its affiliates and any act resulting in the Mortgaged Property becoming an asset in a voluntary bankruptcy or insolvency proceeding. Additionally, the Mortgage Loan Documents for each Mortgage Loan provide that the related Mortgagor thereunder shall be liable to the

Seller for any losses incurred by the Seller due to (1) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (2) any act of waste, and (3) any breach of the environmental convenants contained in the related Mortgage Loan Documents; and


         (lvi) If such Mortgage Loan is a ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (i) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, if it has not previously done so, the related Borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Servicer and (v) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the monthly payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures.

                            SCHEDULE I TO EXHIBIT A

Loan #            Name

11                 Elder-Beerman at the Dayton Mall
32                 Best Buy Dist. Ctr. -  Stuanton, VA
39                 Cobb Theaters - Tampa, FL
46                 Fortunoff Backyard Store
50                 Hoyts Theatre - Linthicum, MD
77                 Best Buy - Springfield, PA
81                 Elder-Beerman at Millcreek Mall
90                 Best Buy - Mayfield, OH
105                United Artists -  Camarillo, CA
109                Eagle Country Market - Geneva IL
112                Office Depot - Paramus, NJ
117                Eagle Country Market - Moline, IL
141                Best Buy - Akron, OH
150                Best Buy - Columbia, SC
152                CVS Pharmacy - Stoughton, MA
161                Best Buy - Inver Grove Heights, MN
177                Hoyts Cinemas - Concord, NH
181                Best Buy - LaCrosse, WI
198                Hoyts Cinemas - Hooksett, NH
211                Eckerd Pharmacy - Mary Esther, FL
215                Rite Aid - Washington, MI
222                Office Depot - College Twp. PA
235                Eckerd Pharmacy - Forest Park
239                Walgreen Co. - Bedford, TX
241                Eckerd Pharmacy - Houma, LA
246                CVS Pharmacy, Woodstock, GA
247                Rite Aid - Melvindale, MI
249                Rite Aid - Auburn Hills, MI
259                Rite Aid - Cleveland, OH
275                Rite Aid - Auburn, ME
279                Rite Aid - Hazel Park, MI
286                Rite Aid - Morrow, GA

                                   EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


         ________________,____________,being duly sworn, deposes and says:

         1. that he is an authorized signatory of Credit Suisse First Boston

Mortgage Capital LLC ("CSFBMC");

         2. that CSFBMC is the owner and holder of a mortgage loan in the original principal amount of $____________ secured by a mortgage (the

"Mortgage") on the premises known as________________ located in __________;

         3. (a) that CSFBMC, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

                  a note in the original sum of $_____ made by _______, to

                  CS First Boston Mortgage Capital Corp., under date of

                  _______________ (the "Note");

         4. that the Note is now owned and held by CSFBMC;

         5. that the Note has not been paid off, satisfied, assigned,

transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

         6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except CSFBMC; and

         7. upon assignment of the Note by CSFBMC to Credit Suisse First Boston

Mortgage Securities Corp. (the "Depositor" or the "Purchaser") and subsequent assignment by the

Depositor to the trustee for the benefit of the holders of the Credit Suisse

First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through

Certificates, Series _______ (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by CSFBMC to the Trustee) CSFBMC covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of CSFBMC's or the Depositor's failure to deliver said original Note to the Trustee.


                                                     CREDIT SUISSE FIRST BOSTON
                                                     MORTGAGE CAPITAL LLC

                                                     By:_______________________
                                                          Authorized Signatory

Sworn to before me this

___________day of June, 1998

                                   EXHIBIT C

                                    FORM OF

                         ASSIGNMENT OF MORTGAGE(S) AND

                 ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS

                          IN LEASES, RENTS AND PROFITS

         KNOW ALL MEN BY THESE PRESENTS:

         THAT, as of __________, 199 , Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company, whose address is Eleven Madison Avenue, New York, New York 10010 ("ASSIGNOR") in consideration of
[ten and 00/100 ($10.00)] dollars and other good and valuable consideration, paid by State Street Bank and Trust Company, a Massachusetts trust company, as trustee for Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1998-C1, whose address is Two International Plaza - 5th Floor, Boston, Massachusetts 02110 ("ASSIGNEE"), receipt of which is acknowledged by ASSIGNOR, hereby sells, assigns, transfers, sets over and conveys unto the ASSIGNEE certain mortgage(s) and assignments of leases, rents and profits and other collateral documents as follows:

              See Schedule "A" attached hereto and incorporated herein by this reference.

         TOGETHER with the note(s), debt(s) and claim(s) secured by said mortgage(s) and the covenants contained in said mortgage(s), together with all amendments, supplements and modifications thereto and all liens, financing statements, guaranties and security interests securing the payment of such notes, including, without limitation, any other documents recorded in the real property records of the jurisdiction in which the real property covered by the mortgage(s) is located with respect to such notes, and any other documents, agreements, instruments or property relating to such loan(s) and all right, title, interest, claims, demands, causes of action and judgments securing or relating to such loan(s); TO HAVE AND TO HOLD the same unto the ASSIGNEE and to the successors, legal representatives and assigns of the ASSIGNEE forever.

         THIS ASSIGNMENT is made without recourse or representation or warranty of any kind or nature, express or implied except as expressly set forth in that certain Mortgage Loan Purchase Agreement, dated as of June __, 1998 between ASSIGNOR and Credit Suisse First Boston Mortgage Securities Corp.

         IN WITNESS WHEREOF, the ASSIGNOR has duly executed this Assignment the __ day of June 1998.

IN PRESENCE OF:

                                                     By:________________________
                                                          Name:
                                                          Title:

STATE OF   )
           )  ss.:
COUNTY OF  )

         On this ________ day of ________ , 199___ , before me the undersigned, a NOTARY PUBLIC OF ______________, personally appeared, as _________of Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company, who, I am satisfied, was the maker of the foregoing instrument and who then stated and acknowledged to me that, as such officer and maker (1) he was authorized to execute the foregoing instrument on behalf of said limited liability company and (2) he executed said instrument as the act and deed of said limited liability company.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in ______________ the day and year last above written.

                                   Signature___________________________________
                                   Print Name__________________________________
                                   Residing at_________________________________
                                              _________________________________
                                              _________________________________
                                              A NOTARY PUBLIC OF_______________

[AFFIX SEAL]                       My Commission expires on____________________

                             ASSIGNMENT OF MORTGAGE
                                      AND
                 ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS


                CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                                       TO
                STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE


                             RECORD AND RETURN TO:

                                   Exhibit D

                   Form of Seller's In-House Counsel Opinion

















                                      D-1